                                                                   EXHIBIT 10.16

                      WESTCORP ESOP AND SALARY SAVINGS PLAN

                             PARTICIPATION AGREEMENT

      THIS AGREEMENT, among Westcorp, a California corporation, (hereinafter referred to as the "the Plan Sponsor"), and the following subsidiaries: WESTERN FINANCIAL ASSOCIATE SOLUTIONS, a California corporation, WESTERN FINANCIAL BANK, a federally chartered savings bank, WFS FINANCIAL INC, a California corporation, WESTFIN INSURANCE AGENCY, INC., a California corporation, WFS RECEIVABLES CORPORATION, a Nevada corporation, and WESTRAN SERVICES CORPORATION, a California corporation (each individually referred to as "Subsidiary" and collectively referred to as "Subsidiaries"), and the ADMINISTRATIVE COMMITTEE, on behalf of the Westcorp ESOP and Salary Savings Plan (the "Plan"), is effective as of January 1, 2004.

      WHEREAS, the Plan Sponsor originally adopted the Plan effective January 1, 1975, and its sponsorship of the Plan remains in effect;

      WHEREAS, each Subsidiary, in accordance with Section 2.13 of the Plan, has been approved by the Administrative Committee as an entity eligible to sponsor the Plan; and

      WHEREAS, each Subsidiary, pursuant to resolutions adopted by its Board of Directors, has accepted it designation as an entity eligible to sponsor the Plan, and has specifically indicated its desire to adopt the Plan and be bound by its terms.

      NOW, THEREFORE, it is mutually agreed as follows:

      1. Each Subsidiary hereby adopts the Plan and accepts co-sponsorship of the Plan with the Plan Sponsor, effective as of the date specified above, and specifically agrees to be bound by the terms of the Plan as restated effective January 1, 2001 and as subsequently amended.

      2. Each Subsidiary hereby agrees that the Plan Sponsor and/or the Administrative Committee can amend the Plan and Trust documents as provided in the documents, to be bound by any such amendments entered into by the Plan Sponsor and/or the Administrative Committee in accordance with Section 17.1 of the Plan, and that it shall be deemed to have approved such amendments.

      3. Each Subsidiary hereby agrees that the Plan shall be administered by the Administrative Committee as provided in Section 11.3 of the Plan.

      4. To the extent not specified by the terms of the Plan, each Subsidiary agrees that the Plan Sponsor shall have the sole authority and discretion to determine the amounts of employer contributions that the Subsidiary shall make to the Plan.

      5. The Plan Sponsor accepts the adoption and co-sponsorship of the Plan by the Subsidiary, effective as of the date specified above.

      6. The Administrative Committee agrees to the adoption and co-sponsorship of the Plan by the Subsidiary, effective as of the date specified above.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed this ___________ day of _______________, 2004.

                                         WESTCORP

                                         By: __________________________________

                                         WESTERN FINANCIAL ASSOCIATE SOLUTIONS

                                         By: __________________________________

                                         WESTERN FINANCIAL BANK

                                         By: __________________________________

                                         WFS FINANCIAL INC

                                         By: __________________________________

                                         WESTFIN INSURANCE AGENCY, INC.

                                         By: __________________________________

                                         WFS RECEIVABLES CORPORATION

                                         By: __________________________________

                                       WESTRAN SERVICES CORPORATION

                                       By: __________________________________

                                       WESTCORP ESOP AND SALARY SAVINGS PLAN

                                       By: __________________________________

                                           Shaunna Monticelli on behalf of the
                                           Administrative Committee for the Plan